UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2025
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, effective beginning with our first quarter of 2025, we realigned certain of our reportable segments to conform with changes to our organizational structure and how our Chief Executive Officer monitors the performance of, and allocates resources to, these segments.
Attached as Exhibit 99.1 and incorporated by reference into this Item 7.01 is recast fiscal year 2023 historical segment information to reflect our current organizational structure.
Item 8.01. Other Events.
As previously disclosed in our Annual Report on Form 10-K (the 2024 Form 10-K) for the fiscal year ended December 28, 2024, effective beginning with our first quarter of 2025, we realigned certain of our reportable segments to conform with changes to our organizational structure and how our Chief Executive Officer monitors the performance of, and allocates resources to, these segments. In North America, the food businesses, Frito-Lay North America and Quaker Foods North America are now reported together as PepsiCo Foods North America. These changes do not impact our PepsiCo Beverages North America segment. Internationally, the foods businesses have been reorganized into three reportable segments: Latin America Foods, Europe, Middle East and Africa (EMEA), and Asia Pacific Foods (previously referred to as Other International Foods). Asia Pacific Foods now includes the foods businesses in our former Asia Pacific, Australia and New Zealand and China Region (APAC) segment and India, previously part of our former Africa, Middle East and South Asia (AMESA) segment. Our international franchise beverage businesses that were part of our former Latin America, Europe, AMESA and APAC segments are now reported as International Beverages Franchise. The company-owned bottling businesses operating internationally are all located within EMEA and are now reported in the newly created EMEA segment.
PepsiCo is filing this Current Report on Form 8-K to recast historical segment reporting to reflect our current organizational structure.
Attached in Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01 are recast segment discussions within Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and Notes 1, 3, 4, 9 and 13 to PepsiCo’s consolidated financial statements, in each case as included in the 2024 Form 10-K, as filed with the Securities and Exchange Commission (SEC) on February 4, 2025.
The changes in the reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the prior segments, excluding PepsiCo Beverage North America, were previously reported. This Current Report on Form 8-K does not revise nor restate PepsiCo’s previously reported consolidated financial statements for any period, and all other information in the 2024 Form 10-K remains unchanged, including Notes 2, 5 though 8, 10 through 12, and 14 through 16 to PepsiCo’s consolidated financial statements, and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2024 Form 10-K with the SEC. Beginning with the first quarter of 2025, PepsiCo’s financial statements reflected the realignment of its reportable segments with prior periods adjusted accordingly.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Supplemental schedule of recast reportable segment data and reconciliation of GAAP and non-GAAP information for the fiscal year ended December 30, 2023
99.2
Updates, where applicable, to Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Revised Footnotes; and the Report of Independent Registered Public Accounting Firm

101	The following materials from PepsiCo, Inc.’s Current Report on Form 8-K dated July 17, 2025, formatted in Inline XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income, (iii) the Consolidated Statement of Cash Flows, (iv) the Consolidated Balance Sheet, (v) the Consolidated Statement of Equity, and (vi) Notes to the Consolidated Financial Statements
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: July 16, 2025	By:	/s/ David Flavell
	Name:	David Flavell
	Title:	Executive Vice President, General Counsel and Corporate Secretary